Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 26, 2014, by and among TerraForm Power, Inc, a Delaware corporation (the “Company”), on the one hand, and the Purchasers party hereto (the “Purchasers”), on the other hand.
W I T N E S S E T H:
WHEREAS, on the date hereof, the Company sold 11,666,667 newly issued shares (the “Shares”) of Class A common stock, par value $0.01 per share (the “Common Stock”), to the Purchasers (the “Offering”); and
WHEREAS, in order to induce the Purchasers to purchase the Shares in the Offering, the Company has agreed to provide the registration rights provided for in this Agreement for the holders of Registrable Shares (as defined below).
NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the following meanings:
“Additional Payments” is defined in Section 7(a).
“Additional Payments Payment Date” means the last day of each month following the date on which a Registration Default occurs.
“Additional Shares” means shares or other securities issued in respect of the Shares by reason of or in connection with any stock dividend, stock distribution, stock split or similar issuance.
“Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.
“Agreement” is defined in the introductory paragraph of this Agreement.
“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.
“Closing Date” means the date of the issuance of the Shares and the closing of the Offering.
“Commission” means the Securities and Exchange Commission.
“Common Stock” is defined in the first recital clause of this Agreement.
“Company” is defined in the introductory paragraph of this Agreement, and any successor thereto.
“End of Suspension Notice” is defined in Section 5(c) hereof.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.
“FINRA” means the Financial Industry National Regulatory Agency.
“Holder” means each record owner of any Registrable Shares from time to time.
“Losses” is defined in Section 6(a) hereof.
“Mandatory Registration Statement” is defined in Section 2(a) hereof.
“Offering” is defined in the first recital clause of this Agreement.
“Person” means an individual, limited liability company, partnership, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

“Private Placement Memorandum” means the private placement memorandum, dated November 18, 2014, pursuant to which the Shares were offered and sold in the Offering.
“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.
“Registrable Shares” means the Shares and any Additional Shares in respect thereof, in each case, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original Holder or any subsequent Holder, until, in the case of any such Shares or Additional Shares, as applicable, the earliest to occur of:
(i)the date on which they have been sold pursuant to a Registration Statement or sold pursuant to Rule 144; or
(ii)    the date on which they are sold to the Company or its subsidiaries.
“Registration Default” is defined in Section 7(a).
“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, the NASDAQ Stock Market (“NASDAQ”) and FINRA fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of FINRA and NASDAQ), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on NASDAQ pursuant to Section 4(j) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (v) above.
“Registration Statement” means any Mandatory Registration Statement, Subsequent Form S-3 Registration Statement or Subsequent Registration Statement.
“Rule 144”, “Rule 158”, “Rule 415”, or “Rule 424”, respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.
“Selling Holder” means a Holder who is selling Registrable Shares under a registration statement pursuant to the terms of this Agreement.
“Shares” is defined in the first recital clause of this Agreement.
“Subsequent Form S-3 Registration Statement” is defined in Section 2(b) hereof.
“Subsequent Registration Statement” is defined in Section 2(c) hereof.
“Suspension Event” is defined in Section 5(c) hereof.
“Suspension Notice” is defined in Section 5(c) hereof.

2.	Registration Rights.
(a)Mandatory Registration. In accordance with the procedures set forth in Section 4, the Company agrees to file with the Commission as soon as reasonably practicable, but in no event later than 30 days following the Closing Date, a resale registration statement on Form S-1, Form S-3 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares consisting of Shares and all Additional Shares in respect thereof, if any, issued prior to the effectiveness of such registration statement (including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Mandatory Registration Statement”). The Company agrees to use its commercially reasonable efforts to cause the Commission to declare any Mandatory Registration Statement effective by the earlier of (i) five Business Days after the Commission has advised the Company that such Mandatory Registration Statement has not been selected for review by the Commission, (ii) five Business Days after the Commission has advised the Company that it has no further comments to the Mandatory Registration Statement or (iii) 90 days after the closing date of the Offering; provided, however that the Company shall have no obligation to cause a Mandatory Registration Statement to be declared effective with respect to the Registrable Securities of a Holder, except insofar as such Holder has provided the information set forth in Section 2(a)(ii) below in accordance with the timing requirements set forth therein.
(i)     The Company shall use its commercially reasonable efforts to cause any Mandatory Registration Statement to remain continuously effective until the earlier of (A) the sale pursuant to such Mandatory Registration Statement of all of the Registrable Securities covered by such Mandatory Registration Statement, (B) the sale, transfer or other disposition pursuant to Rule 144 of all of the Registrable Shares covered by such Mandatory Registration Statement, (C) such time as the Registrable Shares covered by such Mandatory Registration Statement that are not held by Affiliates of the Company are, as determined by the Company, eligible for resale pursuant to Rule 144 without regard to the requirement that the Company be current in its Exchange Act reporting, (D) such time as all of the Registrable Shares covered by such Mandatory Registration Statement have been sold to the Company or any of its subsidiaries or (E) the first anniversary of the effective date of the initial Mandatory Registration Statement (subject to extension pursuant to Section 5(d)). Any Mandatory Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available to, and requested by, the Holder(s) of the Registrable Shares.
(ii)    Selling Stockholder Questionnaires. Each Holder agrees, by its acquisition of Registrable Shares, that if such Holder wishes to sell Registrable Shares pursuant to a Mandatory Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(a)(ii). Upon request by the Company, each Holder wishing to sell Registrable Shares pursuant to a Mandatory Registration Statement and related Prospectus agrees to deliver a written notice, substantially in form and substance of Appendix D of the Private Placement Memorandum (a “Notice and Questionnaire”), to the Company (to the extent such Notice and Questionnaire has not been previously provided by such Holder). The Company shall mail the Notice and Questionnaire to the Holders no later than the date of initial filing of the Mandatory Registration Statement with the Commission. No Holder shall be entitled to be named as a selling securityholder in the Mandatory Registration Statement as of the initial effective date of the Mandatory Registration Statement, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Shares at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company. Notwithstanding the foregoing, (1) upon the request of any Holder that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Shares after the Company mailed the Notice and Questionnaire, the Company shall distribute a Notice and Questionnaire to such Holders at the address set forth in the request and (2) upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use all commercially reasonable efforts to name such Holder as a selling securityholder in the Mandatory Registration Statement by means of a pre-effective amendment, by means of a post-effective amendment or, if permitted by the Commission, by means of a Prospectus supplement to the Mandatory Registration Statement; provided, however, that the Company will have no obligation to add Holders to the Mandatory Registration Statement as selling securityholders more frequently that one time per every 30 calendar days.
(b)    Subsequent Shelf Registration Statement on Form S-3. At any time after the Company becomes eligible to use a shelf registration statement on Form S-3, the Company shall, in accordance with the procedures set forth in Section 4, have the option to file a registration statement on Form S-3 (whether such registration statement is filed by the Company on its own account or on account of one or more third persons), or a post-effective amendment on Form S-3 to the Mandatory Registration Statement (including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a “Subsequent Form S-3 Registration Statement”) covering any Registrable Securities outstanding under any Mandatory Registration Statement and any Additional Shares outstanding under any Subsequent Registration Statement (provided that such Mandatory Registration Statement or Subsequent Registration Statement are not registration statements on Form S-3), on behalf of the Holders thereof in the same manner, and subject to the same provisions in this Agreement as the Mandatory Registration Statement.

(c)    Subsequent Registration Statement for Additional Shares Issued after Effectiveness of the Mandatory Registration Statement. If any Additional Shares are issued or distributed to Holders after the effectiveness of the Mandatory Registration Statement, or such Additional Shares were otherwise not included in a prior Registration Statement, then the Company shall as soon as practicable file an additional registration statement (including the Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a “Subsequent Registration Statement”) covering such Additional Shares on behalf of the Holders thereof in the same manner, and subject to the same provisions in this Agreement as the Mandatory Registration Statement.
(d)    Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of the Holders not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Registration Statement.

3.	Rule 144 Reporting.
With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, the Company agrees to:
(a)    use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act, at all times from and after the date hereof; and
(b)    so long as a Holder owns any Registrable Shares, furnish, unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system, to such Holder forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company, and (ii) such other reports and documents of the Company so filed with the Commission as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such Registrable Shares without registration.

4.	Registration Procedures.
In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall:
(a)prepare and file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause any Mandatory Registration Statement to become and remain effective as set forth in Section 2(a)(i) hereof;
(b)subject to Section 4(h) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 4(a) hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;
(c)furnish to the Holders, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company hereby consenting to the use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;
(d)use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;
(e)notify each Holder with Registrable Shares covered by a Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made);
(f)during the period of time referred to in Section 4(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;
(g)upon request, furnish to each requesting Holder with Registrable Shares covered by a Registration Statement, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto);
(h)except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(e)(iv), use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;
(i)enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement;
(j)use its commercially reasonable efforts (including, without limitation, seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on any securities exchange on which the Common Stock is then listed or included;
(k)prepare and file in a timely manner all documents and reports required by the Exchange Act;
(l)(i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission and (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
(m)cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement; and
The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares, and no Holder shall be entitled to be named as a selling stockholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e)(ii), 4(e)(iii) or 4(e)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until (i) any such stop order is vacated or (ii) if an event described in Section 4(e)(iii) or 4(e)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

5.	Suspension Period.
(a)Subject to the provisions of this Section 5 and a good faith determination by the Company that it is in the best interests of the Company to suspend the use of any Mandatory Registration Statement, following the effectiveness of such Mandatory Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to the Holders, may direct the Holders to suspend sales of the Registrable Shares pursuant to such Mandatory Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period), if any of the following events shall occur: (i) there is material non-public information regarding the Company which (A) the Company determines not to be in the Company's best interest to disclose, (B) would, in the good faith determination of the Company, require any revisions to the Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) which the Company is not otherwise required to disclose, (ii) there is a significant bone fide business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the Company which the Company determines not to be in the Company's best interest to disclose, or (iii) the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly or annual reports or audited financial statements on Forms 10-Q and 10-K; provided that no suspension period permitted pursuant to this clause (iii) shall continue for more than 5 consecutive business days.
(b)Upon the earlier to occur of (A) the Company delivering to the Holders an End of Suspension Notice, as hereinafter defined, or (B) the end of the maximum permissible suspension period, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Mandatory Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Mandatory Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.
(c)In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.
(d)Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 5 with respect to any Mandatory Registration Statement, the Company agrees that it shall extend the period of time during which such Mandatory Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales; provided such period of time shall not be extended beyond the date that Shares or Additional Shares are not Registrable Shares.

6.	Indemnification and Contribution.
(a)By the Company. In the event of a registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, their respective directors, officers, employees, agents and managers, and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and their respective directors, officers, employees, agents and managers, against any Losses, joint or several, to which such Selling Holder or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof), (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in the light of the circumstances under which such statement is made) contained in a Mandatory Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, their respective directors and officers and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder or such controlling Person in writing specifically for use in the Mandatory Registration Statement or such other registration statement, free writing prospectus or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, employee, agent, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.
(b)By Each Selling Holder. In the event of a registration of any Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Holder agrees to indemnify and hold harmless the Company, its directors, officers, employees, agents and managers, and each Person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, and their respective directors, officers, employees, agents and managers, against any Losses, joint or several, to which the Company or such controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof), (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in the light of the circumstances under which such statement is made) contained in a Mandatory Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse the Company, its directors and officers and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings, but in the case of each of clause (i) and (ii) of this Section 6(b)(2), only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in a Mandatory Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.
(c)Notice. Promptly after any indemnified party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the indemnified party believes in good faith is an indemnifiable claim under this Agreement, the indemnified party shall give the indemnifying party written notice of such claim but failure to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to such indemnified party hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable out-of-pocket expenses and fees of such separate counsel and other reasonable out-of-pocket expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.
(d)Contribution. If the indemnification provided for in this Section 6 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of gross proceeds received by such Selling Holder from the sale of Registrable Shares giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e)Other Indemnification. The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

7.	Additional Payments Under Certain Circumstances.
(a)Additional payments (“Additional Payments”) with respect to the Registrable Shares shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (v) below being herein called a “Registration Default”):
(i)the Mandatory Registration Statement has not been filed within 30 days following the Closing Date;
(ii)the Mandatory Registration Statement has not been declared effective within the period set forth in the last sentence of the first paragraph of Section 2(a) hereto (excluding clauses (i) and (ii) thereof);
(iii)the Company fails, with respect to a Holder that supplies a Notice and Questionnaire described in Section 2(a)(ii), to cause an amendment to the already effective Mandatory Registration Statement to be filed or, if permitted by the Commission, to prepare a Prospectus supplement to the Mandatory Registration Statement and distribute such supplement to Holders, in each case within the time period set forth in Section 2(a)(ii) to name such Holder as an additional selling securityholder; or
(iv)the Mandatory Registration Statement is declared effective by the Commission but (A) the Mandatory Registration Statement thereafter ceases to be effective during the period contemplated by Section 2(a)(i) (giving effect to any applicable suspension period as described in Section 5(a)) or (B) as specified in Section 5(a), the Mandatory Registration Statement or the Prospectus ceases to be usable in connection with resales of Registrable Shares during the periods specified herein and the Company fails to (1) cure the Mandatory Registration Statement within five business days by a post-effective amendment or a report filed pursuant to the Exchange Act or (2) if applicable, terminate the suspension period described in Section 5(a) by the 30th day, as applicable.
Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the Company’s control or pursuant to operation of law or as a result of any action or inaction by the Commission.

(b)Additional Payments shall accrue on the Registrable Shares for each such day from and including the date on which any such Registration Default occurs to but excluding the date on which all such Registration Defaults have been cured at a rate of 0.50% per month (on a 30/360 basis) of the price at which the Company offered the Shares. Additional Payments shall be paid in accordance with Section 7(d) below. In the case of a Registration Default described in clause (a)(iii), the Company’s obligation to pay Additional Payments extends only to the affected Registrable Shares. Other than the obligation of payment of any Additional Payments in accordance with the terms hereof, the Company will have no other liabilities for monetary damages with respect to its registration obligations. With respect to each Holder, the Company’s obligations to pay Additional Payments remain in effect only so long as the Shares held by the Holder are Registrable Shares; provided however, any obligations of the Company for accrued but unpaid Additional Payments at the time such Shares cease to be Registrable Shares shall survive until such time as all such obligations with respect to such Shares shall have been satisfied in full. Notwithstanding anything to the contrary contained herein, in no event shall the aggregate of all Additional Payments payable by the Company hereunder exceed five percent (5%) of the aggregate price at which the Company offered the Shares.
(c)A Registration Default referred to in clauses (a)(i) or a(ii) shall be deemed not to have occurred and be continuing, and no Additional Payments shall accrue as a result thereof, in relation to the Mandatory Registration Statement or the related prospectus if (i) (A) such Registration Default has occurred solely as a result of material events, with respect to the Company that would need to be described in such Mandatory Registration Statement or the related prospectus or (B) the Registration Default relates to any information supplied or failed to be supplied by a Holder of Registrable Securities and (ii) the Company is proceeding promptly and in good faith to amend or supplement the Mandatory Registration Statement and related prospectus to describe such events as required by Section 5; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 45 days beyond any permitted 30 or 90-day suspension period (as provided by Section 5), Additional Payments shall be payable in accordance with the above paragraph (b) from the day such Registration Default occurs until such Registration Default is cured.
(d)Any amounts of Additional Payments pursuant to Section 5(a) will be payable in cash in arrears on each Additional Payments Payment Date. The amount of Additional Payments will be determined on the basis of a 360‑day year comprised of twelve 30‑day months, and the actual number of days on which Additional Payments accrued during such period.

8.	Termination of the Company’s Obligations.
The Company shall have no further obligations pursuant to this Agreement at the earlier of (i) such time as no Registrable Shares are outstanding and (ii) such time as the Registrable Shares covered by the Registration Statement that are not held by Affiliates of the Company are, as determined by the Company, eligible for resale pursuant to Rule 144 without regard to the requirement that the Company be current in its Exchange Act reporting; provided, in each case, however, that the Company’s obligations under Sections 6 and 10 of this Agreement shall remain in full force and effect following such time.

9.	Limitations on Subsequent Registration Rights.
From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the then outstanding Registrable Shares, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in the Mandatory Registration Statement, filed pursuant to the terms hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of Registrable Shares of the Holders that is included.

10.	Miscellaneous.
(a)Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning a majority of the then outstanding Registrable Shares; provided, however, that for purposes of this Agreement, Registrable Shares owned, directly or indirectly, by an Affiliate of the Company shall not be deemed to be outstanding. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.
(b)Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing and delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram, addressed as follows:

(i)if to a Holder, at the most current address given by the transfer agent and registrar of the Shares to the Company;
(ii)if to the Company, at the offices of the Company at 12500 Baltimore Avenue, Beltsville, Maryland 20705, Attn: Sebastian Deschler, General Counsel; with copies (which shall not constitute notice) to: Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 Attn: Andrea Nicolas , Facsimile: (917) 777-3416.
(c)Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each Holder. The Company agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by the Company, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that such Holder fulfills all of its obligations hereunder.
(d)Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(e)Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK OR SITTING IN NEW YORK COUNTY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(f)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(g)Entire Agreement. This Agreement, together with the Placement Agency Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.
(h)Registrable Shares Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
(i)Survival. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company’s obligations under Section 2 of this Agreement.
(j)Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TERRAFORM POWER, INC.

By: /s/ Sebastian Deschler
Name: Sebastian Deschler
Title: Senior Vice President, General Counsel and Secretary

AT MLP Fund, LLC,
as Purchaser

By: /s/ Lance Marr
Name: Lance Marr
Title: Senior Vice President

Baron Asset Fund,
as Purchaser

By: /s/ Patrick M. Patalino
Name: Patrick M. Patalino
Title: General Counsel

Baron Focused Growth Fund,
as Purchaser

By: /s/ Patrick M. Patalino
Name: Patrick M. Patalino
Title: General Counsel

Baron Opportunity Fund,
as Purchaser

By: /s/ Patrick M. Patalino
Name: Patrick M. Patalino
Title: General Counsel

BlackRock Global Allocation Fund, Inc.,

By: BlackRock Advisors, LLC as Investment Sub-Advisor
as Purchaser
By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.,

By: BlackRock Advisors, LLC as Investment Sub-Advisor
as Purchaser
By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc.,

By: BlackRock Advisors, LLC as Investment Sub-Advisor
as Purchaser

By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

BlackRock Global Allocation Fund (Australia),

By: BlackRock Investment Management, LLC, as Investment Manager for BlackRock	Investment Management (Australia) Limited, the Responsible entity of BlackRock Global Allocation Fund (Australia)
as Purchaser

By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Massmutual Select BlackRock Global Allocation Fund,

By: BlackRock Investment Management, LLC as Investment Sub-Advisor
as Purchaser

By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

JNL/BlackRock Global Allocation Fund of JNL Series Trust,

By: BlackRock Investment Management, LLC as Investment Sub-Advisor
as Purchaser

By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

AZL BlackRock Global Allocation Fund, a series of Allianz Variable Insurance Products     Trust,

By: BlackRock Investment Management, LLC as Investment Sub-Advisor
as Purchaser

By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

BlackRock Global Allocation Collective Fund,

By: BlackRock Institutional Trust Company, N.A., not in its individual capacity but as	Trustee of the BlackRock Global Allocation Collective Fund
as Purchaser

By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

BlackRock Global Funds - Global Allocation Fund,

By: BlackRock Investment Management, LLC as Investment Sub-Advisor
as Purchaser

By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

BlackRock Global Funds - Global Dynamic Equity Fund,

By: BlackRock Investment Management, LLC as Investment Sub-Advisor
as Purchaser

By: /s/ David Clayton
Name: David Clayton
Title: Authorized Signatory

Glenview Capital Partners, LP,

By: Global Capital Management, LLC, as Investment Advisor
as Purchaser

By: /s/ Mark Horowitz
Name: Mark Horowitz
Title: President

Glenview Institutional Partners, LP,

By: Global Capital Management, LLC, as Investment Advisor
as Purchaser

By: /s/ Mark Horowitz
Name: Mark Horowitz
Title: President

Glenview Capital Master Fund, Ltd.,

By: Global Capital Management, LLC, as Investment Advisor
as Purchaser

By: /s/ Mark Horowitz
Name: Mark Horowitz
Title: President

Glenview Capital Opportunity Fund, LP,

By: Global Capital Management, LLC, as Investment Advisor
as Purchaser

By: /s/ Mark Horowitz
Name: Mark Horowitz
Title: President

Glenview Offshore Opportunity Master Fund Ltd,

By: Global Capital Management, LLC, as Investment Advisor
as Purchaser

By: /s/ Mark Horowitz
Name: Mark Horowitz
Title: President

Capital Ventures International,

By: Heights Capital Management Inc., its Authorized Agent
as Purchaser

By: /s/ Martin Kobinger
Name: Martin Kobinger
Title: Investment Manager

Prudential Utility Fund d/b/a Prudential Jennison Utility Fund, a series of Prudential     Sector Funds, Inc.,

By: Jennison Associates LLC, as the investment sub advisor to Prudential Utility Fund	d/b/a Prudential Jennison Utility Fund, a series of Prudential Sector Funds, Inc.
as Purchaser

By: /s/ Ubong Edemeka
Name: Ubong Edemeka
Title: Managing Director of Jennison
Associates LLC and Portfolio Manager to Prudential Utility Fund d/b/a Prudential Jennison Utility Fund, a series of     Prudential Sector Funds, Inc.

Kingdon Associates,

By: Kingdon Capital Management, L.L.C, in its capacity as agent and investment advisor as Purchaser

By: /s/ Alan Winters
Name: Alan Winters
Title: Chief Operating Officer

Kingdon Family Partnership, L.P.,

By: Kingdon Capital Management, L.L.C, in its capacity as agent and investment advisor as Purchaser

By: /s/ Alan Winters
Name: Alan Winters
Title: Chief Operating Officer

Kingdon Credit Master Fund L.P.,

By: Kingdon Capital Management, L.L.C, in its capacity as agent and investment advisor as Purchaser

By: /s/ Alan Winters
Name: Alan Winters
Title: Chief Operating Officer

M. Kingdon Offshore Master Fund L.P.,

By: Kingdon Capital Management, L.L.C, in its capacity as agent and investment advisor as Purchaser

By: /s/ Alan Winters
Name: Alan Winters
Title: Chief Operating Officer

Luminus Energy Partners Master Fund, Ltd,
as Purchaser

By: /s/ Jonathan Barrett
Name: Jonathan Barrett
Title: Director

Omega Capital Partners, L.P.,

By: Omega Advisors, Inc., in its capacity as investment manager as Purchaser

By: /s/ David Bloom
Name: David Bloom
Title: Chief Operating Officer

Omega Capital Investors, L.P.,

By: Omega Advisors, Inc., in its capacity as investment manager as Purchaser

By: /s/ David Bloom
Name: David Bloom
Title: Chief Operating Officer

Omega Equity Investors, L.P.,

By: Omega Advisors, Inc., in its capacity as investment manager as Purchaser

By: /s/ David Bloom
Name: David Bloom
Title: Chief Operating Officer

Omega Overseas Partners, Ltd.,

By: Omega Advisors, Inc., in its capacity as investment manager as Purchaser

By: /s/ David Bloom
Name: David Bloom
Title: Chief Operating Officer

Beta Equities, Inc.,

By: Omega Advisors, Inc., in its capacity as investment manager as Purchaser

By: /s/ David Bloom
Name: David Bloom
Title: Chief Operating Officer

VMT II, LLC,

By: Omega Advisors, Inc., in its capacity as investment manager as Purchaser

By: /s/ David Bloom
Name: David Bloom
Title: Chief Operating Officer

Barnabas Health, Inc.,

By: Omega Advisors, Inc., in its capacity as investment manager as Purchaser

By: /s/ David Bloom
Name: David Bloom
Title: Chief Operating Officer

Permal LGC Ltd.,

By: Omega Advisors, Inc., in its capacity as investment manager as Purchaser

By: /s/ David Bloom
Name: David Bloom
Title: Chief Operating Officer

Salient MLP & Energy Infrastructure Fund II,

By: Salient Capital Advisors, LLC, as Investment Manager
as Purchaser

By: /s/ Greg Reid
Name: Greg Reid
Title: President & CEO MLP

Salient MLP Fund, L.P.,

By: Salient Capital Advisors, LLC, as Investment Manager
as Purchaser

By: /s/ Greg Reid
Name: Greg Reid
Title: President & CEO MLP

Salient MLP Fund TE, L.P.,

By: Salient Capital Advisors, LLC, as Investment Manager
as Purchaser

By: /s/ Greg Reid
Name: Greg Reid
Title: President & CEO MLP

Samlyn Onshore Fund, LP,
as Purchaser

By: /s/ Michael Barry
Name: Michael Barry
Title: Authorized Signatory

Samlyn Offshore Master Fund, Ltd,
as Purchaser

By: /s/ Michael Barry
Name: Michael Barry
Title: Authorized Signatory

American Steadfast, L.P.,

By: Steadfast Capital Management, LP, as attorney-in-fact
as Purchaser

By: /s/ Joseph M. Carney
Name: Joseph M. Carney
Title: Principal & Chief Operating Officer

Steadfast Capital, L.P.,

By: Steadfast Advisors, LP, its general partner
as Purchaser

By: /s/ Joseph M. Carney
Name: Joseph M. Carney
Title: Principal & Chief Operating Officer

Steadfast International Master Fund Ltd.,

By: Steadfast Capital Management, LP, as attorney-in-fact
as Purchaser

By: /s/ Joseph M. Carney
Name: Joseph M. Carney
Title: Principal & Chief Operating Officer

Tortoise Select Opportunity Fund,

By: Tortoise Capital Advisors, L.L.C., as its Investment Advisor
as Purchaser

By: /s/ Matthew Sallee
Name: Matthew Sallee
Title: Managing Director

Tortoise Power and Energy Infrastructure Fund, Inc.,

By: Tortoise Capital Advisors, L.L.C., as its Investment Advisor
as Purchaser

By: /s/ Matthew Sallee
Name: Matthew Sallee
Title: Managing Director

ZP Master Utility Fund, Ltd.,

By: Zimmer Partners, LP, as investment manager
as Purchaser

By: /s/ Stuart J. Zimmer
Name: Stuart J. Zimmer
Title: Managing Member of General Partner

P Zimmer Ltd.,

By: Zimmer Partners, LP, as investment manager
as Purchaser

By: /s/ Stuart J. Zimmer
Name: Stuart J. Zimmer
Title: Managing Member of General Partner

ZP Energy Fund, L.P.,

By: Zimmer Partners, LP, as investment manager
as Purchaser

By: /s/ Stuart J. Zimmer
Name: Stuart J. Zimmer
Title: Managing Member of General Partner